EXHIBIT o.2

            FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED PLAN
                            PURSUANT TO RULE 18f-33

                                  PHOENIX FUNDS
                                       And
                              PHOENIX-SENECA FUNDS
                                  (the "Funds")

                          FIRST AMENDMENT TO THE FOURTH
                AMENDED AND RESTATED PLAN PURSUANT TO RULE 18f-3
                                    under the
                         INVESTMENT COMPANY ACT OF 1940


That certain Fourth Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 duly adopted by the Board of Trustees of the Funds on May 21, 2003, is hereby amended as follows:

     The Board of Trustees has granted authority for the following Fund to issue Class C Shares:

         Phoenix-Oakhurst Strategic Allocation Fund

     Accordingly, Schedule A is amended as attached hereto. This Schedule A also reflects a number of fund closings and name corrections.

         This Amendment was approved by the Board of Trustees at a meeting held on August 20, 2003.

                                               /s/ Matthew A. Swendiman
                                               ---------------------------
                                               Matthew A. Swendiman
                                               Assistant Secretary

                                   SCHEDULE A
                             (as of August 20, 2003)

                                                                      Class A      Class B     Class C     Class T      Class X
                                                                      -------      -------     --------    -------      -------
PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND                             X           X           X

PHOENIX EQUITY SERIES FUND:
   PHOENIX-OAKHURST GROWTH & INCOME FUND                                  X           X           X

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND                           X           X

PHOENIX INVESTMENT TRUST 97:
   PHOENIX-HOLLISTER SMALL CAP VALUE FUND                                 X           X           X
   PHOENIX-HOLLISTER VALUE EQUITY FUND                                    X           X           X

PHOENIX MULTI-PORTFOLIO FUND:
   PHOENIX-ABERDEEN INTERNATIONAL FUND                                    X           X           X
   PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES FUND                      X           X           X
   PHOENIX-GOODWIN EMERGING MARKETS BOND FUND                             X           X           X
   PHOENIX-GOODWIN TAX-EXEMPT BOND FUND                                   X           X

PHOENIX MULTI-SERIES TRUST
   PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND                         X           X           X
   PHOENIX GOODWIN MULTI-SECTOR SHORT
   TERM BOND FUND                                                         X           X           X            X

PHOENIX-OAKHURST INCOME & GROWTH FUND                                     X           X           X

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND                                X           X           X

PHOENIX PARTNER SELECT FUND
(f/k/a PHOENIX-ABERDEEN SERIES FUND)
   WEALTH BUILDER FUND                                                    X                       X
   WEALTH GUARDIAN FUND                                                   X                       X

PHOENIX SENECA FUNDS
   PHOENIX-SENECA BOND FUND                                               X           X           X                        X
   PHOENIX-SENECA MID-CAP "EDGE" FUND                                     X           X           X                        X
   PHOENIX-SENECA REAL ESTATE SECURITIES FUND                             X           X           X                        X

PHOENIX SERIES FUND:
   PHOENIX-DUFF & PHELPS CORE BOND FUND                                   X           X           X
   PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND                                X           X           X
   PHOENIX-ENGEMANN CAPITAL GROWTH FUND                                   X           X
   PHOENIX-GOODWIN HIGH YIELD FUND                                        X           X           X
   PHOENIX-GOODWIN MONEY MARKET FUND                                      X           X           X
   PHOENIX-OAKHURST BALANCED FUND                                         X           X

PHOENIX STRATEGIC EQUITY SERIES FUND:
   PHOENIX-SENECA GROWTH FUND                                             X           X           X                        X
   PHOENIX-SENECA STRATEGIC THEME FUND                                    X           X           X